PP&L TRANSITION BOND COMPANY LLC,



                                   Issuer



                                    and



                           THE BANK OF NEW YORK,



                                  Trustee



                       ------------------------------



                          1999-1 SERIES SUPPLEMENT



                        Dated as of August 10, 1999



                       ------------------------------





      1999-1 SERIES SUPPLEMENT dated as of August 10, 1999 (this "Supplement"), by and between PP&L TRANSITION BOND COMPANY LLC, a Delaware limited liability company (the "Issuer"), and THE BANK OF NEW YORK, a New York banking corporation (the "Trustee"), as Trustee under the Indenture dated as of August 10, 1999, between the Issuer and the Trustee (the "Indenture").

                           PRELIMINARY STATEMENT

      Section 9.01 of the Indenture provides, among other things, that the Issuer and the Trustee may at any time and from time to time enter into one or more indentures supplemental to the Indenture for the purposes of authorizing the issuance by the Issuer of a Series of Transition Bonds and specifying the terms thereof. The Issuer has duly authorized the execution and delivery of this Supplement and the creation of a Series of Transition Bonds with an initial aggregate principal amount of $2,420,000,000 to be known as the Issuer's Transition Bonds, Series 1999-1 (the "Series 1999-1 Transition Bonds"). All acts and all things necessary to make the Series 1999-1 Transition Bonds, when duly executed by the Issuer and authenticated by the Trustee as provided in the Indenture and this Supplement and issued by the Issuer, the valid, binding and legal obligations of the Issuer and to make this Supplement a valid and enforceable supplement to the Indenture have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized. The Issuer and the Trustee are executing and delivering this Supplement in order to provide for the Series 1999-1 Transition Bonds.

      In order to secure the payment of principal of and interest on the Series 1999-1 Transition Bonds issued and to be issued under the Indenture and/or any Series Supplement, the Issuer hereby confirms the Grant to the Trustee for the benefit of the Holders of the Series 1999-1 Transition Bonds from time to time issued and outstanding, all of the Issuer's right, title and interest in, to and under the Collateral, including without limitation, the Intangible Transition Property transferred by the Seller to the Issuer as of the Initial Transfer Date pursuant to the Sale Agreement and all proceeds thereof.

      The Trustee, on behalf of the Holders of the Series 1999-1 Transition Bonds, acknowledges the confirmation of such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform its duties required in the Indenture and this Supplement.

      SECTION 1. DEFINITIONS.

      All terms used in this Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Supplement or the context clearly requires otherwise.

      SECTION 2. OTHER DEFINITIONAL PROVISIONS.

           Authorized Denominations shall mean $1,000 and integral multiples thereof.

           Bond Rate has the meaning set forth in Section 4 of this Supplement.

           Class Final Maturity Date means, with respect to any Class of the Series 1999-1 Transition Bonds, the final maturity date thereof, as specified in Section 4 of this Supplement.

           Expected Amortization Schedule means Schedule A to this
           Supplement.

           Expected Final Payment Date means, with respect to any Class of the Series 1999-1 Transition Bonds, the expected final payment date therefor, as specified in Section 4 of this Supplement.

           Overcollateralization Amount has the meaning set forth in Section 5(d) of this Supplement.

           Payment Date has the meaning set forth in Section 5(a) of this Supplement.

           Record Date shall mean, with respect to any Payment Date, the close of business on the Business Day prior to such Payment Date.

           Required Capital Amount has the meaning set forth in Section 5(e) of this Supplement.

           Series Issuance Date has the meaning set forth in Section 3(b) of this Supplement.

           Series Final Maturity Date has the meaning set forth in Section 4 of this Supplement.

      SECTION 3. DESIGNATION; SERIES ISSUANCE DATES.

      (a) Designation. The Series 1999-1 Transition Bonds shall be designated generally as the Issuer's Transition Bonds, Series 1999-1 and further denominated as Classes A-1 through A-8.

      (b) Series Issuance Date. The Series 1999-1 Transition Bonds that are authenticated and delivered by the Trustee to or upon the order of the Issuer on August 10, 1999 (the "Series Issuance Date") shall have as their date of authentication August 10, 1999.

      SECTION 4. INITIAL PRINCIPAL AMOUNT; BOND RATE; EXPECTED FINAL PAYMENT DATE; CLASS FINAL MATURITY DATES.

      The Transition Bonds of each Class of the Series 1999-1 Transition Bonds shall have the initial principal amounts, bear interest at the rates per annum and have Expected Final Payment Dates and Class Final Maturity Dates as set forth below:

        Initial
        Principal       Bond      Expected Final          Class Final
 Class  Amount          Rate      Payment Date            Maturity Date
 -----  ---------       ----      --------------          -------------

 A-1    $293,000,000    6.08%     March 25, 2001        March 25, 2003
 A-2    $178,000,000    6.41%     December 26, 2001     December 26, 2003
 A-3    $303,000,000    6.60%     March 25, 2003        March 25, 2005
 A-4    $201,000,000    6.72%     December 26, 2003     December 26, 2005
 A-5    $313,000,000    6.83%     March 25, 2005        March 25, 2007
 A-6    $223,000,000    6.96%     December 26, 2005     December 26, 2007
 A-7    $455,000,000    7.05%     June 25, 2007         June 25, 2009
 A-8    $454,000,000    7.15%     December 26, 2008     June 25, 2009


        The Bond Rate for Classes A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8 shall be computed on the basis of a 360-day year of four 90-day quarters.

        SECTION 5. PAYMENT DATES; EXPECTED AMORTIZATION SCHEDULE FOR PRINCIPAL; INTEREST; OVERCOLLATERALIZATION AMOUNT; REQUIRED CAPITAL AMOUNT.

        (a) Payment Dates. The Payment Dates for each Class of the Series 1999-1 Transition Bonds are March 25, June 25, September 25 and December 26 of each year or, if any such date is not a Business Day, the next succeeding Business Day, commencing on December 27, 1999 and continuing until the earlier of repayment of such Class in full and the applicable Class Final Maturity Date.

        (b) Expected Amortization Schedule for Principal. Unless an Event of Default has occurred and is continuing and the unpaid principal amount of all Series of Transition Bonds has been declared to be due and payable together with accrued and unpaid interest thereon, on each Payment Date the Trustee shall distribute to the Series 1999-1 Transition Bondholders of record as of the related Record Date amounts payable in respect of the Series 1999-1 Transition Bonds pursuant to Section 8.02(e) of the Indenture as principal, in accordance with the Expected Amortization Schedule. Notwithstanding the foregoing, if one or more Classes did not receive principal on any prior Payment Date and as a result the aggregate Outstanding Amount of such Class or Classes was not reduced to the balance indicated in the Expected Amortization Schedule on such Payment Date, then such Classes will be allocated funds from the Series 1999-1 Subaccount to make up such shortfalls in the order in which such amounts were scheduled to be paid prior to any Classes receiving funds in respect of principal scheduled to be paid on the current Payment Date; provided, however, that in no event shall a principal payment pursuant to this Section 5(b) on any Class on a Payment Date be greater than the amount that reduces the Outstanding Amount of such Class of Series 1999-1 Transition Bonds to the amount specified in the Expected Amortization Schedule for such Class and Payment Date.

        (c) Interest. Interest will be payable on each Class of the Series 1999-1 Transition Bonds on each Payment Date in an amount equal to one-quarter of the product of

        (i) the applicable Bond Rate and

        (ii) the Outstanding Amount of the related Class of Transition Bonds as of the close of business on the preceding Payment Date after giving effect to all payments of principal made to the holders of the related Class of Series 1999-1 Transition Bonds on such preceding Payment Date;

 provided that, with respect to the initial Payment Date or if no payment has yet been made, interest on the outstanding principal balance shall accrue from and including the Series Issuance Date to, but excluding, the following Payment Date computed on the basis of the actual number of days elapsed since the Series Issuance Date divided by 360.

        (d) Overcollateralization Amount. The Overcollateralization Amount for the Series 1999-1 Transition Bonds shall be $12,100,000.

        (e) Required Capital Amount. The Required Capital Amount for the Series 1999-1 Transition Bonds shall be $12,100,000.

        SECTION 6. AUTHORIZED DENOMINATIONS. The Series 1999-1 Transition Bonds shall be issuable in the Authorized Denominations.

        SECTION 7. REDEMPTION.

        (a) Mandatory Redemption. The Series 1999-1 Transition Bonds shall not be subject to mandatory redemption.

        (b) Optional Redemption. The Issuer may redeem the Transition Bonds of Series 1999-1, at its option, on any Payment Date in accordance with
 Section 10.01 of the Indenture if, after giving effect to payments that would otherwise be made on such Payment Date, the Outstanding Amount of such Series has been reduced to less than five percent of the initial principal balance of such Series.

        SECTION 8. CREDIT ENHANCEMENT. No credit enhancement (other than the Overcollateralization Amount, the Required Capital Amount and any adjustments to the Intangible Transition Charges approved by the PUC as contemplated in the Servicing Agreement) is provided for the Series 1999-1 Transition Bonds.

        SECTION 9. DELIVERY AND PAYMENT FOR THE SERIES 1999-1 TRANSITION BONDS; FORM OF THE SERIES 1999-1 TRANSITION BONDS. The Trustee shall deliver the Series 1999-1 Transition Bonds to the Issuer when authenticated in accordance with Section 2.02 of the Indenture. The Series 1999-1 Transition Bonds of each Class shall be in the form of Exhibits A through H hereto.

        SECTION 10. CONFIRMATION OF INDENTURE. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Supplement, shall be read, taken, and construed as one and the same instrument.

        SECTION 11. COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

        SECTION 12. GOVERNING LAW. This Supplement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


        IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the first day of the month and year first above written.


                                PP&L TRANSITION BOND COMPANY LLC,
                                as Issuer


                                 By:  /s/ James E. Abel
                                      ----------------------------
                                      Name:  James E. Abel
                                      Title: Manager


                                THE BANK OF NEW YORK,
                                 not in its individual capacity but
                                 solely as Trustee on behalf
                                 of the Transition Bondholders,


                                 By:  /s/ Cheryl L. Laser
                                      ------------------------------
                                      Name:   Cheryl L. Laser
                                      Title:  Assistant Vice President




                                SCHEDULE A
                       Expected Amortization Schedule
                       Outstanding Principal Balance

                  All amounts are in United States Dollars


Payment
 Date      Class A-1    Class A-2    Class A-3    Class A-4    Class A-5     Class A-6    Class A-7      Class A-8
----------------------- ---------------------------------------------------------------------------------------------
12/27/99   263,315,284   178,000,000  303,000,000  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
3/25/00    201,074,523   178,000,000  303,000,000  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
6/25/00    140,987,613   178,000,000  303,000,000  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
9/25/00     88,690,386   178,000,000  303,000,000  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
12/26/00    36,616,412   178,000,000  303,000,000  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
3/25/01              -   148,795,346  303,000,000  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
6/25/01              -    85,478,334  303,000,000  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
9/25/01              -    29,831,440  303,000,000  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
12/26/01             -             -  277,308,357  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
3/25/02              -             -  209,424,797  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
6/25/02              -             -  145,286,566  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
9/25/02              -             -   88,534,909  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
12/26/02             -             -   31,832,576  201,000,000  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
3/25/03              -             -            -  163,274,080  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
6/25/03              -             -            -   96,517,432  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
9/25/03              -             -            -   36,944,118  313,000,000  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
12/26/03             -             -            -            -  290,339,977  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
3/25/04              -             -            -            -  218,538,788  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
6/25/04              -             -            -            -  149,923,675  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
9/25/04              -             -            -            -   88,234,499  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
12/26/04             -             -            -            -   26,437,199  223,000,000  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
3/25/05              -             -            -            -            -  176,722,080  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
6/25/05              -             -            -            -            -  107,969,661  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
9/25/05              -             -            -            -            -   45,728,103  455,000,000    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
12/26/05             -             -            -            -            -            -  438,304,028    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
3/25/06              -             -            -            -            -            -  362,494,702    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
6/25/06              -             -            -            -            -            -  287,655,428    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
9/25/06              -             -            -            -            -            -  219,322,507    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
12/26/06             -             -            -            -            -            -  150,687,290    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
3/25/07              -             -            -            -            -            -   70,515,210    454,000,000
           ------------ ------------------------------------------------------------------------------ --------------
6/25/07              -             -            -            -            -            -            -    447,302,056
           ------------ ------------------------------------------------------------------------------ --------------
9/25/07              -             -            -            -            -            -            -    376,326,600
           ------------ ------------------------------------------------------------------------------ --------------
12/26/07             -             -            -            -            -            -            -    304,969,223
           ------------ ------------------------------------------------------------------------------ --------------
3/25/08              -             -            -            -            -            -            -    223,215,871
           ------------ ------------------------------------------------------------------------------ --------------
6/25/08              -             -            -            -            -            -            -    145,058,241
           ------------ ------------------------------------------------------------------------------ --------------
9/25/08              -             -            -            -            -            -            -     72,753,715
           ------------ ------------------------------------------------------------------------------ --------------
12/26/08             -             -            -            -            -            -            -              -
           ------------ ------------------------------------------------------------------------------ --------------





                       Exhibit A to Series Supplement


 REGISTERED                                                         $

 No. R- _____



                    SEE REVERSE FOR CERTAIN DEFINITIONS


                           CUSIP NO. 69350E AA 8


      THE PRINCIPAL OF THIS CLASS A-1 TRANSITION BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                      PP&L TRANSITION BOND COMPANY LLC


                TRANSITION BONDS, SERIES 1999-1, CLASS A-1.


 Bond     Original Principal      Expected Final      Class Final
 Rate          Amount             Payment Date        Maturity Date

 6.08%       $293,000,000         March 25, 2001      March 25, 2003


      PP&L Transition Bond Company LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02(e) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Class Final Maturity Date, to pay the entire unpaid principal hereof on the Class Final Maturity Date and to pay interest, at the Bond Rate shown above at a fixed rate, on each March 25, June 25, September 25 and December 26, and or if any such day is not a Business Day, the next succeeding Business Day, commencing on December 27, 1999 and continuing until the earlier of the payment of the principal hereof and the Class Final Maturity Date (each a "Payment Date"), on the principal amount of this Series 1999-1, Class A-1 Transition Bond outstanding from time to time. Interest will be computed (i) for the first Payment Date on the basis of the actual number of days elapsed from and including August 10, 1999, to but excluding such Payment Date, divided by 360 and (ii) for each succeeding Payment Date on the basis of a 360-day year of four 90-day quarters. Such principal of and interest on this Series 1999-1, Class A-1 Transition Bond shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Series 1999-1, Class A-1 Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-1 Transition Bond shall be applied first to interest due and payable on this Class A-1 Transition Bond as provided above and then to the unpaid principal of and premium, if any, on this Class A-1 Transition Bond, all in the manner set forth in Section 8.02(e) of the Indenture.

      Reference is made to the further provisions of this Class A-1 Transition Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Transition Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Transition Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

 Dated:  August 10, 1999

                                  PP&L TRANSITION BOND
                                    COMPANY LLC


                                 By:________________________
                                    Name:  James E. Abel
                                    Title: Manager






                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION



 Dated: August 10, 1999



      This is one of the Class A-1 Transition Bonds of the Series 1999-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.


                                 THE BANK OF NEW YORK,
                                   not in its individual capacity but
                                   solely as Trustee on behalf of the
                                   Transition Bondholders,


                                 By:_______________________
                                     Name:
                                     Title:



                         REVERSE OF TRANSITION BOND


      This Series 1999-1, Class A-1 Transition Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes, and this Series Transition Bond, in which this Series 1999-1, Class A-1 Transition Bond represents an interest, consists of Classes, including the Class A-1 Transition Bonds (herein called the "Class A-1 Transition Bonds"), all issued and to be issued under an indenture dated as of August 10, 1999, and a series supplement thereto dated as of August 10, 1999 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral property pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-1 Transition Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-1 Transition Bonds, the other Classes of Series 1999-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture or the Series 1999-1 Supplement.

      The principal of this Class A-1 Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

      (i) an Event of Default shall have occurred and be continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

      (ii) the Issuer, at its option, shall have called for the redemption of the Series 1999-1 Transition Bonds in whole pursuant to Section 7(b) of the Series Supplement and Section 10.01 of the Indenture.

 However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(e) of the Indenture. The entire unpaid principal amount of this Series 1999-1, Class A-1 Transition Bond shall be due and payable on the earlier of the Class Final Maturity Date hereof and the Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-1 Transition Bonds shall be made pro rata to the Class A-1 Transition Bondholders entitled thereto based on the respective principal amounts of the Series 1999-1, Class A-1 Transition Bonds held by them.

      Payments of interest on this Class A-1 Transition Bond due and payable on each Payment Date, together with the instalment of principal or premium, if any, due on this Class A-1 Transition Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-1 Transition Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Series Supplement, except that with respect to Class A-1 Transition Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal and premium, if any, payable with respect to this Class A-1 Transition Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A-1 Transition Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-1 Transition Bond (or any one or more predecessor to such Transition Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-1 Transition Bond and of any Class A-1 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-1 Transition Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-1 Transition Bond and shall specify the place where this Series 1999-1, Class A-1 Transition Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-1 Transition Bond at the Bond Rate for Class A-1 to the extent lawful.

      As provided in the Indenture, the Class A-1 Transition Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in Section 7(b) of the Series Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Transition Bond may be registered in the Transition Bond Register upon surrender of this Class A-1 Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-1 Transition Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-1 Transition Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-1 Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Class A-1 Transition Bond and for all other purposes whatsoever, whether or not this Class A-1 Transition Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Transition Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Transition Bond and of any Class A-1 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Transition Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Series 1999-1, Class A-1 Transition Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-1 Transition Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Series Supplement, subject to certain limitations therein set forth.

      This Class A-1 Transition Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-1 Transition Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Transition Bond at the times, place, and rate, and in the coin or currency herein prescribed.



                                 ASSIGNMENT


 Social Security or taxpayer I.D. or other identifying number of assignee





      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___


                       (name and address of assignee)


 the within Class A-1 Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints


                      (name and address of appointee)


 attorney, to transfer said Class A-1 Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.


 Dated:


 ___________         _________________________*
                     Signature Guaranteed:


 ___________         ________________________



 * NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-1 Transition Bond in every particular, without alteration, enlargement or any change whatsoever.




                       Exhibit B to Series Supplement


 REGISTERED                                                             $

 No. R- _______



                    SEE REVERSE FOR CERTAIN DEFINITIONS


                           CUSIP NO. 69350E AB 6


      THE PRINCIPAL OF THIS CLASS A-2 TRANSITION BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                      PP&L TRANSITION BOND COMPANY LLC


                TRANSITION BONDS, SERIES 1999-1, CLASS A-2.


 Bond         Original Principal      Expected Final       Class Final
 Rate             Amount              Payment Date         Maturity Date

 6.41%          $178,000,000          December 26, 2001    December 26, 2003


      PP&L Transition Bond Company LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02(e) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Class Final Maturity Date, to pay the entire unpaid principal hereof on the Class Final Maturity Date and to pay interest, at the Bond Rate shown above at a fixed rate, on each March 25, June 25, September 25 and December 26, and or if any such day is not a Business Day, the next succeeding Business Day, commencing on December 27, 1999 and continuing until the earlier of the payment of the principal hereof and the Class Final Maturity Date (each a "Payment Date"), on the principal amount of this Series 1999-1, Class A-2 Transition Bond outstanding from time to time. Interest will be computed (i) for the first Payment Date on the basis of the actual number of days elapsed from and including August 10, 1999, to but excluding such Payment Date, divided by 360 and (ii) for each succeeding Payment Date on the basis of a 360-day year of four 90-day quarters. Such principal of and interest on this Series 1999-1, Class A-2 Transition Bond shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Series 1999-1, Class A-2 Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2 Transition Bond shall be applied first to interest due and payable on this Class A-2 Transition Bond as provided above and then to the unpaid principal of and premium, if any, on this Class A-2 Transition Bond, all in the manner set forth in Section 8.02(e) of the Indenture.

      Reference is made to the further provisions of this Class A-2 Transition Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Transition Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Transition Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

 Dated:  August 10, 1999


                                  PP&L TRANSITION BOND
                                    COMPANY LLC


                                 By:________________________
                                    Name:  James E. Abel
                                    Title: Manager




                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION



 Dated: August 10, 1999



      This is one of the Class A-2 Transition Bonds of the Series 1999-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.



                                 THE BANK OF NEW YORK,
                                   not in its individual capacity but
                                   solely as Trustee on behalf of the
                                   Transition Bondholders,


                                 By:_______________________
                                     Name:
                                     Title:




                         REVERSE OF TRANSITION BOND


      This Series 1999-1, Class A-2 Transition Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes, and this Series Transition Bond, in which this Series 1999-1, Class A-2 Transition Bond represents an interest, consists of Classes, including the Class A-2 Transition Bonds (herein called the "Class A-2 Transition Bonds"), all issued and to be issued under an indenture dated as of August 10, 1999, and a series supplement thereto dated as of August 10, 1999 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral property pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-2 Transition Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-2 Transition Bonds, the other Classes of Series 1999-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture or the Series 1999-1 Supplement.

      The principal of this Class A-2 Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

      (i) an Event of Default shall have occurred and be continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

      (ii) the Issuer, at its option, shall have called for the redemption of the Series 1999-1 Transition Bonds in whole pursuant to Section 7(b) of the Series Supplement and Section 10.01 of the Indenture.

 However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(e) of the Indenture. The entire unpaid principal amount of this Series 1999-1, Class A-2 Transition Bond shall be due and payable on the earlier of the Class Final Maturity Date hereof and the Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-2 Transition Bonds shall be made pro rata to the Class A-2 Transition Bondholders entitled thereto based on the respective principal amounts of the Series 1999-1, Class A-2 Transition Bonds held by them.

      Payments of interest on this Class A-2 Transition Bond due and payable on each Payment Date, together with the instalment of principal or premium, if any, due on this Class A-2 Transition Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-2 Transition Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Supplement, except that with respect to Class A-2 Transition Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal and premium, if any, payable with respect to this Class A-2 Transition Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A-2 Transition Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-2 Transition Bond (or any one or more predecessor to such Transition Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-2 Transition Bond and of any Class A-2 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-2 Transition Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-2 Transition Bond and shall specify the place where this Series 1999-1, Class A-2 Transition Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-2 Transition Bond at the Bond Rate for Class A-2 to the extent lawful.

      As provided in the Indenture, the Class A-2 Transition Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in Section 7(b) of the Series Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Transition Bond may be registered in the Transition Bond Register upon surrender of this Class A-2 Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-2 Transition Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-2 Transition Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-2 Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Class A-2 Transition Bond and for all other purposes whatsoever, whether or not this Class A-2 Transition Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Transition Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Transition Bond and of any Class A-2 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Transition Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Series 1999-1, Class A-2 Transition Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-2 Transition Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Series Supplement, subject to certain limitations therein set forth.

      This Class A-2 Transition Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-2 Transition Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Transition Bond at the times, place, and rate, and in the coin or currency herein prescribed.



                                 ASSIGNMENT


 Social Security or taxpayer I.D. or other identifying number of assignee





      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___


                       (name and address of assignee)


 the within Class A-2 Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints


                      (name and address of appointee)


 attorney, to transfer said Class A-2 Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.


 Dated:


                                             *
 ___________         _________________________
                     Signature Guaranteed:


 ___________         _________________________



 * NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-2 Transition Bond in every particular, without alteration, enlargement or any change whatsoever.



                       Exhibit C to Series Supplement


 REGISTERED                                                           $

 No. R- ________



                    SEE REVERSE FOR CERTAIN DEFINITIONS


                           CUSIP NO. 69350E AC 4


      THE PRINCIPAL OF THIS CLASS A-3 TRANSITION BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-3 TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                      PP&L TRANSITION BOND COMPANY LLC


                TRANSITION BONDS, SERIES 1999-1, CLASS A-3.


 Bond         Original Principal     Expected Final       Class Final
 Rate               Amount           Payment Date         Maturity Date

 6.60%         $303,000,000          March 25, 2003       March 25, 2005


      PP&L Transition Bond Company LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02(e) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Class Final Maturity Date, to pay the entire unpaid principal hereof on the Class Final Maturity Date and to pay interest, at the Bond Rate shown above at a fixed rate, on each March 25, June 25, September 25 and December 26, and or if any such day is not a Business Day, the next succeeding Business Day, commencing on December 27, 1999 and continuing until the earlier of the payment of the principal hereof and the Class Final Maturity Date (each a "Payment Date"), on the principal amount of this Series 1999-1, Class A-3 Transition Bond outstanding from time to time. Interest will be computed (i) for the first Payment Date on the basis of the actual number of days elapsed from and including August 10, 1999, to but excluding such Payment Date, divided by 360 and (ii) for each succeeding Payment Date on the basis of a 360-day year of four 90-day quarters. Such principal of and interest on this Series 1999-1, Class A-3 Transition Bond shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Series 1999-1, Class A-3 Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-3 Transition Bond shall be applied first to interest due and payable on this Class A-3 Transition Bond as provided above and then to the unpaid principal of and premium, if any, on this Class A-3 Transition Bond, all in the manner set forth in Section 8.02(e) of the Indenture.

      Reference is made to the further provisions of this Class A-3 Transition Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-3 Transition Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-3 Transition Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

 Dated:  August 10, 1999


                                  PP&L TRANSITION BOND
                                    COMPANY LLC


                                 By:________________________
                                     Name:  James E. Abel
                                     Title: Manager




                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION



 Dated: August 10, 1999



      This is one of the Class A-3 Transition Bonds of the Series 1999-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.



                                 THE BANK OF NEW YORK,
                                   not in its individual capacity but
                                   solely as Trustee on behalf of the
                                   Transition Bondholders,


                                 By:_______________________
                                       Name:
                                       Title:




                         REVERSE OF TRANSITION BOND


      This Series 1999-1, Class A-3 Transition Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes, and this Series Transition Bond, in which this Series 1999-1, Class A-3 Transition Bond represents an interest, consists of Classes, including the Class A-3 Transition Bonds (herein called the "Class A-3 Transition Bonds"), all issued and to be issued under an indenture dated as of August 10, 1999, and a series supplement thereto dated as of August 10, 1999 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral property pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-3 Transition Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-3 Transition Bonds, the other Classes of Series 1999-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture or the Series 1999-1 Supplement.

      The principal of this Class A-3 Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

      (i) an Event of Default shall have occurred and be continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

      (ii) the Issuer, at its option, shall have called for the redemption of the Series 1999-1 Transition Bonds in whole pursuant to Section 7(b) of the Series Supplement and Section 10.01 of the Indenture.

 However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(e) of the Indenture. The entire unpaid principal amount of this Series 1999-1, Class A-3 Transition Bond shall be due and payable on the earlier of the Class Final Maturity Date hereof and the Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-3 Transition Bonds shall be made pro rata to the Class A-3 Transition Bondholders entitled thereto based on the respective principal amounts of the Series 1999-1, Class A-3 Transition Bonds held by them.

      Payments of interest on this Class A-3 Transition Bond due and payable on each Payment Date, together with the instalment of principal or premium, if any, due on this Class A-3 Transition Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-3 Transition Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Supplement, except that with respect to Class A-3 Transition Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal and premium, if any, payable with respect to this Class A-3 Transition Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A-3 Transition Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-3 Transition Bond (or any one or more predecessor to such Transition Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-3 Transition Bond and of any Class A-3 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-3 Transition Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-3 Transition Bond and shall specify the place where this Series 1999-1, Class A-3 Transition Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-3 Transition Bond at the Bond Rate for Class A-3 to the extent lawful.

      As provided in the Indenture, the Class A-3 Transition Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in Section 7(b) of the Series Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-3 Transition Bond may be registered in the Transition Bond Register upon surrender of this Class A-3 Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-3 Transition Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-3 Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-3 Transition Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-3 Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Class A-3 Transition Bond and for all other purposes whatsoever, whether or not this Class A-3 Transition Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-3 Transition Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3 Transition Bond and of any Class A-3 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-3 Transition Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Series 1999-1, Class A-3 Transition Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-3 Transition Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Series Supplement, subject to certain limitations therein set forth.

      This Class A-3 Transition Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-3 Transition Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-3 Transition Bond at the times, place, and rate, and in the coin or currency herein prescribed.



                                 ASSIGNMENT


 Social Security or taxpayer I.D. or other identifying number of assignee





      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___


                       (name and address of assignee)


 the within Class A-3 Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints


                      (name and address of appointee)


 attorney, to transfer said Class A-3 Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.


 Dated:


                                                    *
 ___________                 ________________________
                             Signature Guaranteed:


 ___________                 _________________________



 * NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-3 Transition Bond in every particular, without alteration, enlargement or any change whatsoever.



                       Exhibit D to Series Supplement


 REGISTERED                                                               $

 No. R- ____________



                    SEE REVERSE FOR CERTAIN DEFINITIONS


                           CUSIP NO. 69350E AD 2


      THE PRINCIPAL OF THIS CLASS A-4 TRANSITION BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-4 TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                      PP&L TRANSITION BOND COMPANY LLC


                 TRANSITION BONDS, SERIES 1999-1, CLASS A-4


 Bond         Original Principal     Expected Final         Class Final
 Rate               Amount           Payment Date           Maturity Date

 6.72%         $201,000,000          December 26, 2003      December 26, 2005


      PP&L Transition Bond Company LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02(e) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Class Final Maturity Date, to pay the entire unpaid principal hereof on the Class Final Maturity Date and to pay interest, at the Bond Rate shown above at a fixed rate, on each March 25, June 25, September 25 and December 26, and or if any such day is not a Business Day, the next succeeding Business Day, commencing on December 27, 1999 and continuing until the earlier of the payment of the principal hereof and the Class Final Maturity Date (each a "Payment Date"), on the principal amount of this Series 1999-1, Class A-4 Transition Bond outstanding from time to time. Interest will be computed (i) for the first Payment Date on the basis of the actual number of days elapsed from and including August 10, 1999, to but excluding such Payment Date, divided by 360 and (ii) for each succeeding Payment Date on the basis of a 360-day year of four 90-day quarters. Such principal of and interest on this Series 1999-1, Class A-4 Transition Bond shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Series 1999-1, Class A-4 Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-4 Transition Bond shall be applied first to interest due and payable on this Class A-4 Transition Bond as provided above and then to the unpaid principal of and premium, if any, on this Class A-4 Transition Bond, all in the manner set forth in Section 8.02(e) of the Indenture.

      Reference is made to the further provisions of this Class A-4 Transition Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-4 Transition Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-4 Transition Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

 Dated:  August 10, 1999


                                  PP&L TRANSITION BOND
                                    COMPANY LLC


                                 By:________________________
                                     Name:  James E. Abel
                                     Title: Manager












                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION



 Dated: August 10, 1999



      This is one of the Class A-4 Transition Bonds of the Series 1999-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.



                                 THE BANK OF NEW YORK,
                                   not in its individual capacity but
                                   solely as Trustee on behalf of the
                                   Transition Bondholders,


                                 By:_______________________
                                    Name:
                                    Title:




                         REVERSE OF TRANSITION BOND


      This Series 1999-1, Class A-4 Transition Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes, and this Series Transition Bond, in which this Series 1999-1, Class A-4 Transition Bond represents an interest, consists of Classes, including the Class A-4 Transition Bonds (herein called the "Class A-4 Transition Bonds"), all issued and to be issued under an indenture dated as of August 10, 1999, and a series supplement thereto dated as of August 10, 1999 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral property pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-4 Transition Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-4 Transition Bonds, the other Classes of Series 1999-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture or the Series 1999-1 Supplement.

      The principal of this Class A-4 Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

      (i) an Event of Default shall have occurred and be continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

      (ii) the Issuer, at its option, shall have called for the redemption of the Series 1999-1 Transition Bonds in whole pursuant to Section 7(b) of the Series Supplement and Section 10.01 of the Indenture.

 However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(e) of the Indenture. The entire unpaid principal amount of this Series 1999-1, Class A-4 Transition Bond shall be due and payable on the earlier of the Class Final Maturity Date hereof and the Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-4 Transition Bonds shall be made pro rata to the Class A-4 Transition Bondholders entitled thereto based on the respective principal amounts of the Series 1999-1, Class A-4 Transition Bonds held by them.

      Payments of interest on this Class A-4 Transition Bond due and payable on each Payment Date, together with the instalment of principal or premium, if any, due on this Class A-4 Transition Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-4 Transition Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Supplement, except that with respect to Class A-4 Transition Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal and premium, if any, payable with respect to this Class A-4 Transition Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A-4 Transition Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-4 Transition Bond (or any one or more predecessor to such Transition Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-4 Transition Bond and of any Class A-4 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-4 Transition Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-4 Transition Bond and shall specify the place where this Series 1999-1, Class A-4 Transition Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-4 Transition Bond at the Bond Rate for Class A-4 to the extent lawful.

      As provided in the Indenture, the Class A-4 Transition Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in Section 7(b) of the Series Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-4 Transition Bond may be registered in the Transition Bond Register upon surrender of this Class A-4 Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-4 Transition Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-4 Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-4 Transition Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-4 Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Class A-4 Transition Bond and for all other purposes whatsoever, whether or not this Class A-4 Transition Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-4 Transition Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-4 Transition Bond and of any Class A-4 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-4 Transition Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Series 1999-1, Class A-4 Transition Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-4 Transition Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Series Supplement, subject to certain limitations therein set forth.

      This Class A-4 Transition Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-4 Transition Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-4 Transition Bond at the times, place, and rate, and in the coin or currency herein prescribed.



                                 ASSIGNMENT


 Social Security or taxpayer I.D. or other identifying number of assignee





      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___


                       (name and address of assignee)


 the within Class A-4 Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints


                      (name and address of appointee)


 attorney, to transfer said Class A-4 Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.


 Dated:


                                                *
 ___________                _____________________
                            Signature Guaranteed:


 ___________                _____________________


 * NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-4 Transition Bond in every particular, without alteration, enlargement or any change whatsoever.




                       Exhibit E to Series Supplement


 REGISTERED                                                           $

 No. R- _________



                    SEE REVERSE FOR CERTAIN DEFINITIONS


                           CUSIP NO. 69350E AE 0


      THE PRINCIPAL OF THIS CLASS A-5 TRANSITION BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-5 TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                      PP&L TRANSITION BOND COMPANY LLC


                TRANSITION BONDS, SERIES 1999-1, CLASS A-5.


 Bond         Original Principal     Expected Final      Class Final
 Rate               Amount           Payment Date        Maturity Date

 6.83%         $313,000,000          March 25, 2005      March 25, 2007


      PP&L Transition Bond Company LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02(e) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Class Final Maturity Date, to pay the entire unpaid principal hereof on the Class Final Maturity Date and to pay interest, at the Bond Rate shown above at a fixed rate, on each March 25, June 25, September 25 and December 26, and or if any such day is not a Business Day, the next succeeding Business Day, commencing on December 27, 1999 and continuing until the earlier of the payment of the principal hereof and the Class Final Maturity Date (each a "Payment Date"), on the principal amount of this Series 1999-1, Class A-5 Transition Bond outstanding from time to time. Interest will be computed (i) for the first Payment Date on the basis of the actual number of days elapsed from and including August 10, 1999, to but excluding such Payment Date, divided by 360 and (ii) for each succeeding Payment Date on the basis of a 360-day year of four 90-day quarters. Such principal of and interest on this Series 1999-1, Class A-5 Transition Bond shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Series 1999-1, Class A-5 Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-5 Transition Bond shall be applied first to interest due and payable on this Class A-5 Transition Bond as provided above and then to the unpaid principal of and premium, if any, on this Class A-5 Transition Bond, all in the manner set forth in Section 8.02(e) of the Indenture.

      Reference is made to the further provisions of this Class A-5 Transition Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-5 Transition Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-5 Transition Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

 Dated:  August 10, 1999



                                  PP&L TRANSITION BOND
                                    COMPANY LLC


                                 By:________________________
                                     Name:  James E. Abel
                                     Title: Manager






                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION



 Dated: August 10, 1999



      This is one of the Class A-5 Transition Bonds of the Series 1999-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.



                                 THE BANK OF NEW YORK,
                                   not in its individual capacity but
                                   solely as Trustee on behalf of the
                                   Transition Bondholders,


                                 By:_______________________
                                       Name:
                                       Title:




                         REVERSE OF TRANSITION BOND


      This Series 1999-1, Class A-5 Transition Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes, and this Series Transition Bond, in which this Series 1999-1, Class A-5 Transition Bond represents an interest, consists of Classes, including the Class A-5 Transition Bonds (herein called the "Class A-5 Transition Bonds"), all issued and to be issued under an indenture dated as of August 10, 1999, and a series supplement thereto dated as of August 10, 1999 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral property pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-5 Transition Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-5 Transition Bonds, the other Classes of Series 1999-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture or the Series 1999-1 Supplement.

      The principal of this Class A-5 Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

      (i) an Event of Default shall have occurred and be continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

      (ii) the Issuer, at its option, shall have called for the redemption of the Series 1999-1 Transition Bonds in whole pursuant to Section 7(b) of the Series Supplement and Section 10.01 of the Indenture.

 However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(e) of the Indenture. The entire unpaid principal amount of this Series 1999-1, Class A-5 Transition Bond shall be due and payable on the earlier of the Class Final Maturity Date hereof and the Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-5 Transition Bonds shall be made pro rata to the Class A-5 Transition Bondholders entitled thereto based on the respective principal amounts of the Series 1999-1, Class A-5 Transition Bonds held by them.

      Payments of interest on this Class A-5 Transition Bond due and payable on each Payment Date, together with the instalment of principal or premium, if any, due on this Class A-5 Transition Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-5 Transition Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Supplement, except that with respect to Class A-5 Transition Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal and premium, if any, payable with respect to this Class A-5 Transition Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A-5 Transition Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-5 Transition Bond (or any one or more predecessor to such Transition Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-5 Transition Bond and of any Class A-5 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-5 Transition Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-5 Transition Bond and shall specify the place where this Series 1999-1, Class A-5 Transition Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-5 Transition Bond at the Bond Rate for Class A-5 to the extent lawful.

      As provided in the Indenture, the Class A-5 Transition Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in Section 7(b) of the Series Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-5 Transition Bond may be registered in the Transition Bond Register upon surrender of this Class A-5 Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-5 Transition Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-5 Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-5 Transition Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-5 Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Class A-5 Transition Bond and for all other purposes whatsoever, whether or not this Class A-5 Transition Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-5 Transition Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-5 Transition Bond and of any Class A-5 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-5 Transition Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Series 1999-1, Class A-5 Transition Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-5 Transition Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Series Supplement, subject to certain limitations therein set forth.

      This Class A-5 Transition Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-5 Transition Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-5 Transition Bond at the times, place, and rate, and in the coin or currency herein prescribed.



                                 ASSIGNMENT


 Social Security or taxpayer I.D. or other identifying number of assignee





      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___


                       (name and address of assignee)


 the within Class A-5 Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints


                      (name and address of appointee)


 attorney, to transfer said Class A-5 Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.


 Dated:


 _________           _________________________*
                     Signature Guaranteed:


 __________          _________________________


 * NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-5 Transition Bond in every particular, without alteration, enlargement or any change whatsoever.



                       Exhibit F to Series Supplement


 REGISTERED                                                            $

 No. R-_________



                    SEE REVERSE FOR CERTAIN DEFINITIONS


                           CUSIP NO. 69350E AF 7


      THE PRINCIPAL OF THIS CLASS A-6 TRANSITION BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-6 TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                      PP&L TRANSITION BOND COMPANY LLC


                TRANSITION BONDS, SERIES 1999-1, CLASS A-6.


 Bond         Original Principal      Expected Final        Class Final
 Rate               Amount            Payment Date          Maturity Date

 6.96%         $223,000,000           December 26, 2005     December 26, 2007


      PP&L Transition Bond Company LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02(e) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Class Final Maturity Date, to pay the entire unpaid principal hereof on the Class Final Maturity Date and to pay interest, at the Bond Rate shown above at a fixed rate, on each March 25, June 25, September 25 and December 26, and or if any such day is not a Business Day, the next succeeding Business Day, commencing on December 27, 1999 and continuing until the earlier of the payment of the principal hereof and the Class Final Maturity Date (each a "Payment Date"), on the principal amount of this Series 1999-1, Class A-6 Transition Bond outstanding from time to time. Interest will be computed (i) for the first Payment Date on the basis of the actual number of days elapsed from and including August 10, 1999, to but excluding such Payment Date, divided by 360 and (ii) for each succeeding Payment Date on the basis of a 360-day year of four 90-day quarters. Such principal of and interest on this Series 1999-1, Class A-6 Transition Bond shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Series 1999-1, Class A-6 Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-6 Transition Bond shall be applied first to interest due and payable on this Class A-6 Transition Bond as provided above and then to the unpaid principal of and premium, if any, on this Class A-6 Transition Bond, all in the manner set forth in Section 8.02(e) of the Indenture.

      Reference is made to the further provisions of this Class A-6 Transition Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-6 Transition Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-6 Transition Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

 Dated:  August 10, 1999


                                  PP&L TRANSITION BOND
                                    COMPANY LLC


                                 By:________________________
                                     Name:  James E. Abel
                                     Title: Manager




                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION



 Dated: August 10, 1999



      This is one of the Class A-6 Transition Bonds of the Series 1999-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.



                                 THE BANK OF NEW YORK,
                                   not in its individual capacity but
                                   solely as Trustee on behalf of the
                                   Transition Bondholders,


                                 By:_______________________
                                     Name:
                                     Title:




                         REVERSE OF TRANSITION BOND


      This Series 1999-1, Class A-6 Transition Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes, and this Series Transition Bond, in which this Series 1999-1, Class A-6 Transition Bond represents an interest, consists of Classes, including the Class A-6 Transition Bonds (herein called the "Class A-6 Transition Bonds"), all issued and to be issued under an indenture dated as of August 10, 1999, and a series supplement thereto dated as of August 10, 1999 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral property pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-6 Transition Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-6 Transition Bonds, the other Classes of Series 1999-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture or the Series 1999-1 Supplement.

      The principal of this Class A-6 Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

      (i) an Event of Default shall have occurred and be continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

      (ii) the Issuer, at its option, shall have called for the redemption of the Series 1999-1 Transition Bonds in whole pursuant to Section 7(b) of the Series Supplement and Section 10.01 of the Indenture.

 However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(e) of the Indenture. The entire unpaid principal amount of this Series 1999-1, Class A-6 Transition Bond shall be due and payable on the earlier of the Class Final Maturity Date hereof and the Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-6 Transition Bonds shall be made pro rata to the Class A-6 Transition Bondholders entitled thereto based on the respective principal amounts of the Series 1999-1, Class A-6 Transition Bonds held by them.

      Payments of interest on this Class A-6 Transition Bond due and payable on each Payment Date, together with the instalment of principal or premium, if any, due on this Class A-6 Transition Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-6 Transition Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Series Supplement, except that with respect to Class A-6 Transition Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal and premium, if any, payable with respect to this Class A-6 Transition Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A-6 Transition Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-6 Transition Bond (or any one or more predecessor to such Transition Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-6 Transition Bond and of any Class A-6 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-6 Transition Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-6 Transition Bond and shall specify the place where this Series 1999-1, Class A-6 Transition Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-6 Transition Bond at the Bond Rate for Class A-6 to the extent lawful.

      As provided in the Indenture, the Class A-6 Transition Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in Section 7(b) of the Series Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-6 Transition Bond may be registered in the Transition Bond Register upon surrender of this Class A-6 Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-6 Transition Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-6 Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-6 Transition Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-6 Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Class A-6 Transition Bond and for all other purposes whatsoever, whether or not this Class A-6 Transition Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-6 Transition Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-6 Transition Bond and of any Class A-6 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-6 Transition Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Series 1999-1, Class A-6 Transition Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-6 Transition Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Series Supplement, subject to certain limitations therein set forth.

      This Class A-6 Transition Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-6 Transition Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-6 Transition Bond at the times, place, and rate, and in the coin or currency herein prescribed.



                                 ASSIGNMENT


 Social Security or taxpayer I.D. or other identifying number of assignee





      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___


                       (name and address of assignee)


 the within Class A-6 Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints


                      (name and address of appointee)


 attorney, to transfer said Class A-6 Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.


 Dated:


 __________          _________________________*
                     Signature Guaranteed:


 __________          ________________________


 * NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-6 Transition Bond in every particular, without alteration, enlargement or any change whatsoever.




                       Exhibit G to Series Supplement


 REGISTERED                                                              $

 No. R- _________



                    SEE REVERSE FOR CERTAIN DEFINITIONS


                           CUSIP NO. 69350E AG 5


      THE PRINCIPAL OF THIS CLASS A-7 TRANSITION BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-7 TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                      PP&L TRANSITION BOND COMPANY LLC


                TRANSITION BONDS, SERIES 1999-1, CLASS A-7.


 Bond         Original Principal      Expected Final       Class Final
 Rate               Amount            Payment Date         Maturity Date

 7.05%         $455,000,000           June 25, 2007        June 25, 2009


      PP&L Transition Bond Company LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02(e) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Class Final Maturity Date, to pay the entire unpaid principal hereof on the Class Final Maturity Date and to pay interest, at the Bond Rate shown above at a fixed rate, on each March 25, June 25, September 25 and December 26, and or if any such day is not a Business Day, the next succeeding Business Day, commencing on December 27, 1999 and continuing until the earlier of the payment of the principal hereof and the Class Final Maturity Date (each a "Payment Date"), on the principal amount of this Series 1999-1, Class A-7 Transition Bond outstanding from time to time. Interest will be computed (i) for the first Payment Date on the basis of the actual number of days elapsed from and including August 10, 1999, to but excluding such Payment Date, divided by 360 and (ii) for each succeeding Payment Date on the basis of a 360-day year of four 90-day quarters. Such principal of and interest on this Series 1999-1, Class A-7 Transition Bond shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Series 1999-1, Class A-7 Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-7 Transition Bond shall be applied first to interest due and payable on this Class A-7 Transition Bond as provided above and then to the unpaid principal of and premium, if any, on this Class A-7 Transition Bond, all in the manner set forth in Section 8.02(e) of the Indenture.

      Reference is made to the further provisions of this Class A-7 Transition Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-7 Transition Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-7 Transition Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

 Dated:  August 10, 1999


                                  PP&L TRANSITION BOND
                                    COMPANY LLC


                                 By:________________________
                                     Name:  James E. Abel
                                     Title: Manager





                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION



 Dated: August 10, 1999



      This is one of the Class A-7 Transition Bonds of the Series 1999-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.



                                 THE BANK OF NEW YORK,
                                   not in its individual capacity but
                                   solely as Trustee on behalf of the
                                   Transition Bondholders,


                                 By:_______________________
                                     Name:
                                     Title:




                         REVERSE OF TRANSITION BOND


      This Series 1999-1, Class A-7 Transition Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes, and this Series Transition Bond, in which this Series 1999-1, Class A-7 Transition Bond represents an interest, consists of Classes, including the Class A-7 Transition Bonds (herein called the "Class A-7 Transition Bonds"), all issued and to be issued under an indenture dated as of August 10, 1999, and a series supplement thereto dated as of August 10, 1999 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral property pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-7 Transition Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-7 Transition Bonds, the other Classes of Series 1999-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture or the Series 1999-1 Supplement.

      The principal of this Class A-7 Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

      (i) an Event of Default shall have occurred and be continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

      (ii) the Issuer, at its option, shall have called for the redemption of the Series 1999-1 Transition Bonds in whole pursuant to Section 7(b) of the Series Supplement and Section 10.01 of the Indenture.

 However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(e) of the Indenture. The entire unpaid principal amount of this Series 1999-1, Class A-7 Transition Bond shall be due and payable on the earlier of the Class Final Maturity Date hereof and the Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-7 Transition Bonds shall be made pro rata to the Class A-7 Transition Bondholders entitled thereto based on the respective principal amounts of the Series 1999-1, Class A-7 Transition Bonds held by them.

      Payments of interest on this Class A-7 Transition Bond due and payable on each Payment Date, together with the instalment of principal or premium, if any, due on this Class A-7 Transition Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-7 Transition Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Supplement, except that with respect to Class A-7 Transition Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal and premium, if any, payable with respect to this Class A-7 Transition Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A-7 Transition Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-7 Transition Bond (or any one or more predecessor to such Transition Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-7 Transition Bond and of any Class A-7 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-7 Transition Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-7 Transition Bond and shall specify the place where this Series 1999-1, Class A-7 Transition Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-7 Transition Bond at the Bond Rate for Class A-7 to the extent lawful.

      As provided in the Indenture, the Class A-7 Transition Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in Section 7(b) of the Series Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-7 Transition Bond may be registered in the Transition Bond Register upon surrender of this Class A-7 Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-7 Transition Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-7 Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-7 Transition Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-7 Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Class A-7 Transition Bond and for all other purposes whatsoever, whether or not this Class A-7 Transition Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-7 Transition Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-7 Transition Bond and of any Class A-7 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-7 Transition Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Series 1999-1, Class A-7 Transition Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-7 Transition Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Series Supplement, subject to certain limitations therein set forth.

      This Class A-7 Transition Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-7 Transition Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-7 Transition Bond at the times, place, and rate, and in the coin or currency herein prescribed.



                                 ASSIGNMENT


 Social Security or taxpayer I.D. or other identifying number of assignee





      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___


                       (name and address of assignee)


 the within Class A-7 Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints


                      (name and address of appointee)


 attorney, to transfer said Class A-7 Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.


 Dated:


 _________           _______________________*
                     Signature Guaranteed:


 _________           _______________________



 * NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-7 Transition Bond in every particular, without alteration, enlargement or any change whatsoever.



                       Exhibit H to Series Supplement


 REGISTERED                                                           $

 No. R- ___________



                    SEE REVERSE FOR CERTAIN DEFINITIONS


                           CUSIP NO. 69350E AH 3


      THE PRINCIPAL OF THIS CLASS A-8 TRANSITION BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-8 TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                      PP&L TRANSITION BOND COMPANY LLC


                TRANSITION BONDS, SERIES 1999-1, CLASS A-8.


 Bond         Original Principal     Expected Final          Class Final
 Rate               Amount           Payment Date            Maturity Date

 7.15 %        $454,000,000          December 26, 2008       June 25, 2009


      PP&L Transition Bond Company LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02(e) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Class Final Maturity Date, to pay the entire unpaid principal hereof on the Class Final Maturity Date and to pay interest, at the Bond Rate shown above at a fixed rate, on each March 25, June 25, September 25 and December 26, and or if any such day is not a Business Day, the next succeeding Business Day, commencing on December 27, 1999 and continuing until the earlier of the payment of the principal hereof and the Class Final Maturity Date (each a "Payment Date"), on the principal amount of this Series 1999-1, Class A-8 Transition Bond outstanding from time to time. Interest will be computed (i) for the first Payment Date on the basis of the actual number of days elapsed from and including August 10, 1999, to but excluding such Payment Date, divided by 360 and (ii) for each succeeding Payment Date on the basis of a 360-day year of four 90-day quarters. Such principal of and interest on this Series 1999-1, Class A-8 Transition Bond shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Series 1999-1, Class A-8 Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-8 Transition Bond shall be applied first to interest due and payable on this Class A-8 Transition Bond as provided above and then to the unpaid principal of and premium, if any, on this Class A-8 Transition Bond, all in the manner set forth in Section 8.02(e) of the Indenture.

      Reference is made to the further provisions of this Class A-8 Transition Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-8 Transition Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-8 Transition Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

 Dated:  August 10, 1999


                                  PP&L TRANSITION BOND
                                    COMPANY LLC


                                 By:________________________
                                    Name:  James E. Abel
                                    Title: Manager







                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION



 Dated: August 10, 1999



      This is one of the Class A-8 Transition Bonds of the Series 1999-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.



                                 THE BANK OF NEW YORK,
                                   not in its individual capacity but
                                   solely as Trustee on behalf of the
                                   Transition Bondholders,


                                 By:_______________________
                                    Name:
                                    Title:




                         REVERSE OF TRANSITION BOND


      This Series 1999-1, Class A-8 Transition Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes, and this Series Transition Bond, in which this Series 1999-1, Class A-8 Transition Bond represents an interest, consists of Classes, including the Class A-8 Transition Bonds (herein called the "Class A-8 Transition Bonds"), all issued and to be issued under an indenture dated as of August 10, 1999, and a series supplement thereto dated as of August 10, 1999 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral property pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-8 Transition Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-8 Transition Bonds, the other Classes of Series 1999-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture or the Series 1999-1 Supplement.

      The principal of this Class A-8 Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

      (i) an Event of Default shall have occurred and be continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

      (ii) the Issuer, at its option, shall have called for the redemption of the Series 1999-1 Transition Bonds in whole pursuant to Section 7(b) of the Series Supplement and Section 10.01 of the Indenture.

 However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(e) of the Indenture. The entire unpaid principal amount of this Series 1999-1, Class A-8 Transition Bond shall be due and payable on the earlier of the Class Final Maturity Date hereof and the Redemption Date, if any, herefor. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-8 Transition Bonds shall be made pro rata to the Class A-8 Transition Bondholders entitled thereto based on the respective principal amounts of the Series 1999-1, Class A-8 Transition Bonds held by them.

      Payments of interest on this Class A-8 Transition Bond due and payable on each Payment Date, together with the instalment of principal or premium, if any, due on this Class A-8 Transition Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-8 Transition Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Supplement, except that with respect to Class A-8 Transition Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal and premium, if any, payable with respect to this Class A-8 Transition Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A-8 Transition Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-8 Transition Bond (or any one or more predecessor to such Transition Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-8 Transition Bond and of any Class A-8 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-8 Transition Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-8 Transition Bond and shall specify the place where this Series 1999-1, Class A-8 Transition Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-8 Transition Bond at the Bond Rate for Class A-8 to the extent lawful.

      As provided in the Indenture, the Class A-8 Transition Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in Section 7(b) of the Series Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-8 Transition Bond may be registered in the Transition Bond Register upon surrender of this Class A-8 Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-8 Transition Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-8 Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-8 Transition Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-8 Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Class A-8 Transition Bond and for all other purposes whatsoever, whether or not this Class A-8 Transition Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-8 Transition Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-8 Transition Bond and of any Class A-8 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-8 Transition Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Series 1999-1, Class A-8 Transition Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-8 Transition Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Supplement, subject to certain limitations therein set forth.

      This Class A-8 Transition Bond, the Indenture and the Supplement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-8 Transition Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-8 Transition Bond at the times, place, and rate, and in the coin or currency herein prescribed.




                                 ASSIGNMENT


 Social Security or taxpayer I.D. or other identifying number of assignee





      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___


                       (name and address of assignee)


 the within Class A-8 Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints


                      (name and address of appointee)


 attorney, to transfer said Class A-8 Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.


 Dated:


 ________            _______________________*
                     Signature Guaranteed:


 _________           _______________________


 * NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-8 Transition Bond in every particular, without alteration, enlargement or any change whatsoever.